Exhibit 99.1

INVESTOR PRESENTATION SEPTEMBER 2014

SAFE HARBOR During the course of this presentation the Company will be making forward - looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc . and its subsidiaries operate . Such statements may include, but are not limited to, statements about the Company's ability to integrate its acquisition of EQ — The Environmental Quality Company (EQ), expected synergies from the transaction, projections of the financial results of the combined company and other statements that are not historical facts . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by US Ecology, EQ and their respective subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, the integration and performance of acquisitions (including the acquisition of EQ) and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission . For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc . 's December 31 , 2013 Annual Report on Form 10 - K and other reports filed with the Securities and Exchange Commission . Many of the factors that will determine the Company's future results are beyond the ability of management to control or predict . Readers should not place undue reliance on forward - looking statements, which reflect management's views only as of the date such statements are made . The Company undertakes no obligation to revise or update any forward - looking statements, or to make any other forward - looking statements, whether as a result of new information, future events or otherwise . Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward - looking information include a loss of a major customer or contract, compliance with and changes to applicable laws, rules, or regulations, access to cost effective transportation services, access to insurance, surety bonds and other financial assurances, loss of key personnel, lawsuits, labor disputes, adverse economic conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, implementation of new technologies, market conditions, average selling prices for recycled materials, our ability to replace business from recently completed large projects, our ability to perform under required contracts, our ability to permit and contract for timely construction of new or expanded disposal cells, our willingness or ability to pay dividends and our ability to effectively close, integrate and realize anticipated synergies from future acquisitions, which can be impacted by the failure of the acquired company to achieve anticipated revenues, earnings or cash flows, assumption of liabilities that exceed our estimates, potential compliance issues, diversion of management's attention or other resources from our existing business, risks associated with entering product / service areas in which we have limited experience, increases in working capital investment, unexpected capital expenditures, potential losses of key employees and customers of the acquired company and future write - offs of intangible and other assets, including goodwill, if the acquired operations fail to generate sufficient cash flows . 2

Mission: To protect and improve our environment by safely providing reliable environmental and industrial service solutions to commercial, industrial and government customers 3 - Fully integrated, North American environmental service provider offering treatment and disposal of hazardous, non - hazardous, industrial and radioactive waste as well as supporting field services - Unique and irreplaceable site assets - Robust waste permits - Diverse , blue chip customer base across a broad range of industries - Strong financial performance - Strategic and accretive acquisition - Attractive 1.5% dividend yield US ECOLOGY OVERVIEW Our Disposal and Service Network

Hazardous Waste - $10 billion opportunity - Provides treatment, disposal & recycling services for generators of RCRA, CERCLA, TSCA and state regulated wastes - Chemical and energy industries comprise the majority of waste generated, driven by sources such as refineries, chemical plants and general manufacturing plants - Radioactive waste constitutes $1 billion ‒ Four LLRW landfills for Class A,B and or C waste; compact system limits competition ‒ Low activity radioactive waste disposed at certain RCRA hazardous waste sites 4 A $24 Billion 1 Industry that Incorporates the Treatment , Disposal and Management of a Wide Range of Hazardous and Industrial Waste Streams 1 Environmental Business Journal; based on the aggregate size of Hazardous Waste Management and Remediation/Industrial Services Industrial & Field Services - $14 billion opportunity - Consists of cleanup of contaminated sites, buildings, and environmental cleaning of operating facilities - Private customers include industrial firms in addition to property owners/developers - Government agencies a major customer of environmental remediation INDUSTRY OVERVIEW

HAZARDOUS WASTE IS GENERATED BY DIVERSE END MARKETS… 5 Aerospace / Defense Paint Sludge / Radium Industry Example Waste Streams Industrial Manufacturing Steel & Aluminum Precious Metals Oil Exploration & Production Utilities Acids & Caustics, Heavy Metals Emission Control, Dust, Spent Pot Liners Mercury, Crucible Waste, Unused Chemicals Spent Catalysts, Refinery Tank Bottoms, Drill Cuttings Unused Household Chemicals, Sludge from Battery Production, Heavy Metals from Pigments Consumer Products PCBs, Decommissioned Transformer Waste Etching Solutions for Semiconductors Technology PCBs, Radioactive Government

Our expertise and broad range of waste permits allow for more complex, highly regulated and profitable waste streams …AND CONSISTS OF SOME OF THE MOST COMPLEX WASTE STREAMS Waste Stream Pricing Continuum Price per Ton MSW LLRW Refinery Sludges / Catalysts Hazardous Containerized Fission Products / SNM Hazardous Debris NORM PCB / Hazardous Solids High Low Volume Low High Non Haz / State Regulated TENORM Heavy Metals High Level Radium 6

Commercial - Alternate land use (e.g., commercial real estate redevelopment) creates the economic case for more clean - up - Companies that generate regulated waste must maintain or achieve compliance in order to avoid monetary penalties - Regulation driving management complexities in industries such as retail Industrial - Strong petrochemical refining and chemical manufacturing in the U.S. - Legacy site cleanups - Low energy prices driving U.S. manufacturing growth - Nuclear power plant and fuel cycle decommissioning MULTIPLE GROWTH DRIVERS OF WASTE VOLUMES & SERVICE DEMAND Key Drivers Regulatory Government - Trend of increasing regulation - Increasing quantity, complexity and enforcement rate of regulatory requirements - Non - compliance is increasing cost – both dollars and public image - DOD, USACE, USEPA, DOE – Federal government appropriation levels - Legacy site cleanups - Over the long - term, Event B usiness from government entities has been steady 7

Limited Geographic Footprint Our Strategy US ECOLOGY HAS T RANSFORMED I TS BUSINESS OVER THE LAST 6 YEARS “Then” – 2008 Today – 2014 Identification of Growth Areas Narrow Service Offering Composed of Hazardous and Radioactive Waste Disposal Event - Centric, Customer - Concentrated Model Limited Growth Prospects Given Idaho Focus Acquisition of Two East Coast Facilities, plus EQ, Provide Expanded Footprint Broadened Service Offering Implemented Recurring Revenue Model EQ Acquisition Further Diversifies Business Permit / Service Expansion Investment in Infrastructure Acquisition x x x x 8

US ECOLOGY’S BROAD SERVICE OFFERING… Treatment & Disposal Services Services 53% of FY 2013 Pro forma Revenue 46% of FY 2013 Pro forma Revenue - 18 treatment facilities: ‒ Stabilization ‒ Solidification ‒ Encapsulation ‒ Catalyst recycling ‒ Brokering /recycling ‒ Oil reclamation ‒ Hazardous liquids processing - Transportation and logistics support - 5 North American hazardous waste landfills - 1 radioactive waste landfill (class A, B, C) - 1 thermal desorption recycling operation - 21 Service Centers - 4 recycling centers - On - site t ransportation logistics support - Off - site services 9

SIGNIFICANT EXPANSION OF SERVICES AND CAPABILITIES x Valuable Treatment and Disposal assets x Complementary geographically and will diversify customer base x Expands services and capabilities we can offer customers x Positions us close to additional major industrial centers The Combination with EQ Will Enable US Ecology to Better Serve Customers Across the Spectrum of Environmental Services Service Offered by EQ Technical Services Emergency Response Remedial Construction Packaging & Collection Brokering Transportation Beneficial Re - use Thermal Recycling Incineration Treatment & Disposal Service Currently Offered by Legacy USE Service Not Currently Offered by Legacy USE Field / On - Site Services 10

INCREASED DIVERSIFICATION OF BUSINESS MODEL 2013 Revenue 2013 Revenue: $201m 2013 Pro Forma Revenue: $577m 11 (1) EQ revenue and EBITDA is pro forma for the acquisition of Allstate Power Vac , I nc. (completed on July 30, 2013), as though the transaction was completed on or before January 1, 2013. See Page 27 for a calculation of EQ adjusted pro f orma EBITDA. (2) See pages 22 - 26 for a reconciliation of US Ecology adjusted EBITDA 2013 EBITDA 2013 Revenue: $376m 2013 EBITDA: $71m 2013 EBITDA: $54m US Ecology EQ Pro Forma (1) US Ecology (2) EQ Pro Forma (1) Services 46% T&D 54% 2013 Pro Forma EBITDA: $126m Services (Transport.) 18% T&D 54% Services 46% Services 29% T&D - 100 % T&D 88% Services 12% T&D 71% T&D 82% T&D 40% Services 60%

STRONG ORGANIC GROWTH OPPORTUNITIES Leverage Regulatory Expertise - Expand current permit capabilities - Seek new permits for service expansion - Capitalize on evolving regulatory environment - Cross - border, import - export expertise Build on Robust Waste Handling Infrastructure - Introduce new treatment technologies - Maximize throughput at all facilities - Develop low cost airspace - Utilize transportation assets - Expand thermal recycling Execute on Marketing Initiatives - Target high margin, niche waste streams - Develop new markets - Develop new services - Drive volumes to harvest inherent operating leverage - Build base business - Increase win rate on clean - up project pipeline Generate sustainable increases in EPS and cash flow 12 Commitment to Customer Service - Customer - centric focus - Listening to customers is critical to success - Research solutions for customer challenges - Provide unequalled customer service

Financial Overview 13

TREATMENT AND DISPOSAL HISTORICAL REVENUE BREAKDOWN - Strategic Emphasis on Base Business ▪ Increased predictability and recurring properties ▪ Covers fixed overhead costs - 26% Organic Sales CAGR (2010 – 2013) 14 Base $47 $44 $50 $79 $95 $99 $0 $20 $40 $60 $80 $100 $120 2008 2009 2010 2011 2012 2013 Event $46 $35 $36 $50 $51 $66 $0 $10 $20 $30 $40 $50 $60 $70 $80 2008 2009 2010 2011 2012 2013 - Event Business provides Upside and Increased Variability ▪ Represents discrete projects that vary in size, duration and pricing ▪ Significant portion is generally realized as operating income and net income ▪ Approximately 30% of Event Business has recurring attributes - 23% Organic Sales CAGR (2010 – 2013) - Sales pipeline remains strong In millions In millions 50% 56% 58% 61% 65% 60% 50% 44% 42% 39% 35% 40% % of total T&D revenue % of total T&D revenue

1 Adj. EBITDA is a non - GAAP measure. For a calculation and reconciliation to GAAP financial amounts see the appendices to this presentation or filings with SEC. Adj. EBITDA and Operating Income margins calculated as a percent of T&D revenue. 2 Calculated as operating income less applicable taxes divided by the sum of stockholders’ equity, long - term debt, closure and pos t - closure obligations and monetized operating leases, less cash and short - term investments HISTORICAL EBITDA & RETURN ON INVESTED CAPITAL 18.8% 14.5% 12.3% 11.7% 14.6% 17.3% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2008 2009 2010 2011 2012 2013 Return on Invested Capital 2 - Strong Adj. EBITDA Growth ‒ 22% growth in 2013 over 2012 ‒ 33% CAGR from 2010 – 2013 - Robust margins of 43% - Strong cash flow to support growth initiatives, and return capital to stockholders - Strong Returns on Invested Capital ‒ Driven by strong growth and margin profile ‒ Disciplined approach to capital allocation 15 44.9% 47.3% 48.1% 48.0% 40.4% 35.8% 38.6% 40.0% 43.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $- $20 $40 $60 $80 2005 2006 2007 2008 2009 2010 2011 2012 2013 in millions Adj. EBITDA 1 Adj. EBITDA Adj. EBITDA T&D Margin

(1) Financial information for EQ is pro forma for the acquisition of Allstate Power Vac , I nc. (completed on July 30, 2013), as though the transaction was completed on or before January 1, 2013 (2) Financial information for EQ is adjusted for certain one - time or non - recurring expenses, in order to reflect the Company’s ongoi ng earnings generating capacity (3) See reconciliation of adjusted EBITDA for US Ecology on pages 23 – 26 of this presentation (4) See calculation of EQ adjusted pro forma EBITDA on page 27 of this presentation THE EQ ACQUISITION CREATES A GREATER PLATFORM FOR GROWTH US Ecology EQ (1)(2) Pro Forma Combined Company 2013 Revenue $201 million $376 million $577 million 2013 Adj. EBITDA $71 million (3) $54 million (4) $126 million Leverage -- N/A 3.3x Locations / Customers 6 / 1,000+ 35 / 6,000+ 41 / 7,000+ - Immediately accretive to Adjusted Pro Forma EPS - Opportunity for cross - selling and cost synergies over time 16 Will Create a Platform of Greater Size and Scale with an Enhanced Position in the Industry to Better Serve Customers

- Strong revenue growth ‒ Total revenue, excluding EQ, up 18% to $104.9 million for the first half of 2014 vs. $88.7 million for the first half of 2013 ‒ Base Business up 4% over prior year, Event Business up 43% over prior year - Operating income of $26.5 million , up 20% from first half of 2013 ‒ Includes $ 5.3 million of business development costs - Adjusted EBITDA 1 of $37.4 million up 22% from first half of 2013 ‒ Includes $ 5.3 million of business development costs - Net income up 29% to $16.2 million, Diluted EPS of $0.75 compared to $0.68 for the first half of 2013 - Adjusted EPS 1 of $ 0.94 per share (including $0.02 from EQ), up 24% from $0.44 per share in Q2 ‘13 FINANCIAL RESULTS: FIRST HALF 2014 17 (1) See reconciliation of adjusted EBITDA and Adjusted EPS on pages 22 – 26 of this presentation

RAISING 2014 OUTLOOK ON EQ ACQUISITION 18 - Earnings per share estimated at $ 1.70 - $ 1.80 1 ‒ Previous EPS guidance $ 1.60 - $ 1.70 1 - Adjusted EBITDA estimated to range from $100 - $110 million ‒ Previous Adjusted EBITDA guidance of $74 - $78 million - Favorable business activity trends continue - Business Climate: ‒ Base Business expected mid - single digit growth ‒ Event Business sales pipeline remains healthy; softened slightly compared to first six months - Capital Expenditures estimated at $30 - $35 million ‒ Increase reflecting addition of EQ capital spending in second half 1 Guidance excludes non - cash foreign currency translation gains or losses and business development and integration related expenses

- $ 13.8 million in cash as of June 30, 2014 - $415.0 million of debt ($401.2 million of net debt ) as of June 30, 2014 ‒ 3.3x funded debt to pro forma TTM EBITDA - $95.9 million available on $125M million line of credit (net of outstanding letters of credit ) as of June 30, 2014 - 2014 Cash Flow: ‒ $20.5 million of cash flow from operations ‒ $8.7 million of capital investments ‒ $7.8 million of dividend payments - Trailing Twelve Month Return Metrics (excluding EQ): ‒ Return on Capital = 15.8% ‒ Return on Equity = 19.2% ‒ Return on Assets = 13.3% FINANCIAL POSITION, CASH FLOW & RETURN METRICS 19

- Unique and high value set of disposal assets - Highly leveragable business model with earnings upside - Experienced management team with strong execution track record - Industry leading return on invested capital - Attractive dividend yield at 1.5% - Strong balance sheet - EQ acquisition provides levers for future growth 20 US ECOLOGY INVESTMENT HIGHLIGHTS

21 Appendix

APPENDIX: US ECOLOGY ADJUSTED EBITDA & EPS Non - GAAP Results and Reconciliation US Ecology reports adjusted EBITDA and adjusted earnings per diluted share results, which are non - GAAP financial measures, as a complement to results provided in accordance with generally accepted accounting principles in the United States (GAAP) and believes that such information provides analysts, shareholders, and other users information to better understand the Company’s operating performance. Because adjusted EBITDA and adjusted earnings per diluted share are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations they may not be comparable to similar measures used by other companies. Items excluded from adjusted EBITDA and adjusted earnings per diluted share are significant components in understanding and assessing financial performance. Adjusted EBITDA and adjusted earnings per diluted share should not be considered in isolation or as an alternative to, or substitute for, net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Adjusted EBITDA and adjusted earnings per diluted share have limitations as analytical tools and should not be considered in isolation or a substitute for analyzing our results as reported under GAAP. Some of the limitations are: - Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; - Adjusted EBITDA does not reflect our interest expense, or the requirements necessary to service interest or principal payments on our debt; - Adjusted EBITDA does not reflect our income tax expenses or the cash requirements to pay our taxes; - Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments; and - although depreciation and amortization charges are non - cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect cash requirements for such replacements. 22

APPENDIX: US ECOLOGY ADJUSTED EBITDA 2013 & 2012 23 Adjusted EBITDA The Company defines Adjusted EBITDA as net income before interest expense, interest income, income tax expense, depreciation, amortization, stock based compensation, accretion of closure and post - closure liabilities, foreign currency gain/loss and other income/expense, which are not considered part of usual business operations. The following reconciliation itemizes the differ enc es between reported net income and Adjusted EBITDA for the years ended December 31, 2013 and 2012: (in thousands) 2013 2012 Net Income 32,151$ 25,659$ Income tax expense 17,996 16,059 Interest expense 828 878 Interest income (19) (17) Foreign currency (gain)/loss 2,327 (1,213) Other income (352) (728) Depreciation and amortization of plant and equipment 14,815 13,916 Amortization of intangible assets 1,461 1,469 Stock-based compensation 865 846 Accretion and non-cash adjustments of closure & post- closure obligations 1,114 1,483 Adjusted EBITDA 71,186$ 58,352$ For the Year Ended December 31,

APPENDIX: US ECOLOGY ADJUSTED EARNINGS PER SHARE 2013 & 2012 24 The Company defines adjusted earnings per diluted share as net income plus the after tax impact of non - cash, non - operational for eign currency gains or losses (“Foreign Currency Gain/Loss”) plus the after tax impact of business development cost divided by the diluted shares used in t he earnings per share calculation. The Foreign Currency Gain/Loss excluded from the earnings per diluted share calculation are related to intercompany loans between ou r Canadian subsidiary and the U.S. parent which have been established as part of our tax and treasury management strategy. These intercompany loans are payable in CAD requiring us to revalue the outstanding loan balance through our consolidated income statement based on the CAD/USD currency movements from period to per iod . We believe excluding the currency movements for these intercompany financial instruments provides meaningful information to investors regarding the op era tional and financial performance of the Company. Business development costs relate to expenses incurred to evaluate businesses for potential acquisition or costs related to c los ing and integrating successfully acquired businesses. Business development costs in 2012 include the acquisition of Dynecol , Inc. which closed on May 31, 2012 and other business development and strategic planning activities. We believe excluding these business development costs provides meaningful information to inv estors regarding the operational and financial performance of the Company. The following reconciliation itemizes the differences between reported net income and earnings per diluted share to adjusted net income and adjusted earnings per diluted share for the years ended December 31, 2013 and 2012: (in thousands, except per share data) per share per share Net income / earnings per diluted share 32,151$ 1.72$ 25,659$ 1.40$ Business development costs, net of tax 254 0.01 628 0.03 Non-cash foreign currency (gain)/loss, net of tax 1,597 0.09 (713) (0.04) Adjusted net income / adjusted earnings per diluted share 34,002$ 1.82$ 25,574$ 1.39$ Shares used in earnings per diluted share calculation 18,676 18,281 For the Year Ended December 31, 2013 2012

APPENDIX: US ECOLOGY ADJUSTED EBITDA 1H’14 & 1H’13 25 Adjusted EBITDA The Company defines Adjusted EBITDA as net income before interest expense, interest income, income tax expense, depreciation, amortization, stock based compensation, accretion of closure and post - closure liabilities, foreign currency gain/loss and other income/expense, which are not considered part of usual business operations. The following reconciliation itemizes the differ enc es between reported net income and Adjusted EBITDA for the three and six months ended June 30, 2014 and 2013: (in thousands) 2014 2013 2014 2013 Net Income 6,865$ 7,210$ 16,226$ 12,616$ Income tax expense 4,247 3,880 9,474 7,073 Interest expense 858 222 944 443 Interest income (39) (2) (83) (7) Foreign currency (gain)/loss (743) 1,193 197 2,131 Other income (166) (94) (252) (191) Depreciation and amortization of plant and equipment 4,579 3,632 8,417 7,071 Amortization of intangible assets 862 362 1,215 729 Stock-based compensation 255 218 525 363 Accretion and non-cash adjustments of closure & post- closure obligations 386 306 716 613 Adjusted EBITDA 17,104$ 16,927$ 37,379$ 30,841$ Three Months Ended June 30, Six Months Ended June 30,

APPENDIX: US ECOLOGY ADJUSTED EARNINGS PER SHARE 1H'14 & 1H'13



The Company defines adjusted earnings per diluted share as net income plus the after tax impact of non-cash, non-operational foreign currency gains or losses ("Foreign Currency Gain/Loss") plus the after tax impact of business development costs divided by the number of diluted shares used in the earnings per share calculation. The Foreign Currency Gain/Loss excluded from the earnings per diluted share calculation are related to intercompany loans between our Canadian subsidiary and the U.S. parent which have been established as part of our tax and treasury management strategy. These intercompany loans are payable in Canadian dollars ("CAD") requiring us to revalue the outstanding loan balance through our consolidated income statement based on the CAD/United States currency movements from period to period. We believe excluding the currency movements for these intercompany financial instruments provides meaningful information to investors regarding the operational and financial performance of the Company.

Business development costs relate to expenses incurred to evaluate businesses for potential acquisition or costs related to closing and integrating successfully acquired businesses. We believe excluding these business development costs provides meaningful information to investors regarding the operational and financial performance of the Company.

The following reconciliation itemizes the differences between reported net income and earnings per diluted share to adjusted net income and adjusted earnings per diluted share for the three and six months ended June 30, 2014 and 2013:

(in thousands, except per share data)	Three Months Ended June 30,				Six Months Ended June 30,			
	2014		2013		2014		2013	
		per share		per share		per share		per share
Net income / earnings per diluted share	$ 6,865	$ 0.32	$ 7,210	$ 0.39	$ 16,226	$ 0.75	$ 12,616	$ 0.68
Business development costs, net of tax	4,039	0.19	-	-	4,202	0.19	-	-
Non-cash foreign currency (gain)/loss, net of tax	(762)	(0.04)	854	0.05	(56)	-	1,449	0.08
Adjusted net income / adjusted earnings per diluted share	$ 10,142	$ 0.47	$ 8,064	$ 0.44	$ 20,372	$ 0.94	$ 14,065	$ 0.76
Shares used in earnings per diluted share calculation	21,667		18,483		21,632		18,446	

USEcology

26

EQ ADJUSTED PRO FORMA EBITDA CALCULATION 27 EQ Adjusted Pro Forma EBITDA Reconciliation (in thousands) 2013 Net Income 2,997$ Income tax expense 3,334 Interest expense 4,619 Depreciation expense 12,781 Amortization - intangible assets 13,304 Accretion expense 1,674 Allstate pro forma adjustments 6,210 Allstate acquisition and financing Fees 3,648 Cash payments and losses on defined remediation project 693 Related party loss on sale of wetland 1,353 Incurred expenses related to sale process 1,080 Share-based compensation 790 Private equity sponsor management fees 775 Other 1,061 EQ - Adjusted Pro Forma EBITDA 54,319$ The following table presents the calculation of adjusted pro forma EBITDA for EQ for the year ended December 31, 2013: